SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  March 8, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            TF FINANCIAL CORPORATION
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                  0-24168                74-2705050
----------------------------        ----------         ------------------------
(State or other jurisdiction        (File No.)            (IRS Employer
 of incorporation)                                        Identification Number)

3 Penns Trail, Newtown, Pennsylvania                          18940
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:        (215) 579-4000
                                                         ------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT

                            Section 8 - Other Events


Item 8.01.  Other Events.

         By letter dated March 8, 2006, the Office of Thrift Supervision ("OTS") terminated the Supervisory Agreement dated August 2, 2005 (the "Agreement") by and between the OTS and Third Federal Bank (the "Bank"), the Registrant's wholly-owned federal savings bank subsidiary. The Bank entered into the Agreement with the OTS related solely to information technology matters. No operating restrictions were imposed on the Bank pursuant to the Agreement.

         For a complete description of all of the terms and conditions of the Agreement, reference is made to the Registrant 's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, which is incorporated herein by this reference.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            TF FINANCIAL CORPORATION


Date: March 14, 2006        By:    /s/Dennis R. Stewart
                                   --------------------------------------------
                                   Dennis R. Stewart
                                   Executive Vice President and Chief Financial
                                   Officer
                                   (Duly Authorized Representative)